THE VANTAGEPOINT FUNDS

Supplement dated December 30, 2008 to the Prospectus dated May 1, 2008 and supplemented May 22, 2008, July 15, 2008, August 6, 2008, September 23, 2008,
and October 16, 2008

This supplement changes the disclosure in the Prospectus and provides new information that should be read together with the Prospectus.

Low Duration Bond Fund — Investment Subadvisers

The following should be read in conjunction with the information relating to STW Fixed Income Management, Ltd. (“STW”) found on page 5 of the Prospectus:

Benson Chau no longer serves as a portfolio manager of the Low Duration Bond Fund. Neil G. Sutherland, CFA, Vice President and Portfolio Manager at STW now serves as a portfolio manager of the Fund effective November 2008. Mr. Sutherland joined STW in November 2008. Prior to that he spent seven years at AXA Investment Managers, where he held the position of Senior Fixed Income Manager.

Management of the Funds

The following is hereby added to the fourth paragraph found under “Management of the Funds” on page 82 of the Prospectus:

Certain Funds’ subadvisory fees include “breakpoints” which have the effect of lowering the rate of fees paid to a subadviser as the value of the portion of the Fund’s assets managed by that subadviser increases. Conversely, when the value of a Fund’s assets managed by a subadviser decreases, subadvisory fees as a percentage of those assets may increase. The amount of Fund assets managed by a subadviser may decrease due to a variety of reasons (including as a result of market forces or management actions) such that the Fund no longer qualifies for a breakpoint reduction in fee rates which would cause the Fund to pay a higher rate of fees to a subadviser as determined by the subadvisory fee schedule. Please see the Funds’ SAI for a listing of each subadviser’s fee schedule, including any breakpoints that apply for a particular Fund.

Money Market Fund

The following should be read in conjunction with the information relating to the Money Market Fund found on page 2 of the Prospectus:

The Money Market Fund invests substantially all of its assets in the Short-Term Investments Trust Liquid Assets Portfolio (the “Portfolio”), an unaffiliated money market fund advised by Invesco Aim Advisors, Inc. and registered with the Securities and Exchange Commission. The Portfolio is extending its participation in the U.S. Treasury’s Temporary Guarantee Program (the “Guarantee Program”) for money market funds. As a result, shareholders of the Portfolio, including the Money Market Fund, will be guaranteed to receive $1.00 per share held as of September 19, 2008 subject to the terms of the Guarantee Program.

The coverage provided by the Guarantee Program is limited, both in time and dollar amount. The Guarantee Program covers only those who were investors in a participating money market fund on September 19, 2008 and who have continued to hold at least one share of the fund until the date when a Guarantee Event occurs, i.e., the fund “breaks the buck.” Coverage is limited to the lower of the amount invested on September 19 or on the date a participating money market fund “breaks the buck.” Investments above those amounts or made for the first time after September 19, are not covered. The Guarantee Program is backed by the $50 billion Exchange Stabilization Fund. The Treasury has indicated that, should claims under the Guarantee Program exceed the amounts available to pay them, payments will be made pro rata. The Guarantee Program was originally scheduled to run through December 18, 2008 but has been extended through April 30, 2009, after which the U.S. Secretary of the Treasury will review the need and terms for further extension of the program. The Money Market Fund does not participate directly in the Guarantee Program.

As a result of the extension of its participation in the Guarantee Program, the Portfolio’s expenses have increased causing the expense ratio of the Money Market Fund to increase as shown in the following table.

ANNUAL FUND OPERATING EXPENSES
(Expenses that are Deducted From Fund Assets)

As a result of the increase in the Portfolio’s expense ratio from 0.13% to 0.15% (shown below as “Acquired Fund Fees & Expenses,”) the table found on page 75 should be revised as follows:

Net
					Total		Total
		Other Expenses			Annual	Fee Waivers	Annual
		Acquired		Total	Fund	and/or	Fund
Fund of	Management	Fund Fees &	All Other	Other	Operating	Reimburse-	Operating
Funds	Fee	Expenses	Expenses	Expenses	Expenses	ments	Expenses

Money Market Fund[1,2]	0.10%	0.15%	0.41%	0.56%	0.66%	0.00%	0.66%

[1]	These fees have been restated to reflect current fees.

[2]	Shareholders of the Money Market Fund indirectly pay the expenses of the underlying Portfolio in which Money Market Fund invests. The Total Annual Fund Operating Expenses for the Money Market Fund shown in this table do not correlate to the expense ratios shown in the Financial Highlights table because those expense ratios do not include acquired fund fees and expenses.

Example

Also, as a result of the above-referenced changes, the table found on page 76 should be revised as follows:

	1 yr	3 yrs	5 yrs	10 yrs

Money Market Fund	$68	$212	$369	$825

This supplement is not meant to revise any other information found in these tables or in any other prospectus supplement.

Please retain this supplement for future reference

SUPP 011-200812-322B